UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________ Form 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2020
EASTMAN KODAK COMPANY (Exact name of registrant as specified in its charter)
NEW JERSEY (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)
343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)
(585) 724-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KODK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 24, 2020, Eastman Kodak Company (the “Company”), Longleaf Partners Small-Cap Fund, C2W Partners Master Fund Limited, and Deseret Mutual Pension Trust (collectively, the “Holders”), and Southeastern Asset Management, Inc. (“Southeastern”) entered into an amendment (the “Amendment”) to the Series A Preferred Stock Purchase Agreement dated November 7, 2016 by and among the Company, the Holders and Southeastern (the “Purchase Agreement”).  The Amendment removed from the Purchase Agreement the contractual right of the Holders to nominate individuals to serve on the Board of Directors of the Company on a pro rata basis.  Immediately prior to the Amendment, the formula in the Purchase Agreement entitled the Holders to nominate one individual for election to the Board.  Following Mr. Bradley’s resignation reported in Item 5.02 below, Jeffrey D. Engelberg remains the only member of the Company’s Board of Directors originally nominated by the Holders.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On December 24, 2020, Richard Todd Bradley, who was originally nominated for election to the Board of Directors of the Company by the Holders, resigned from the Board of Directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 24, 2020, the Company filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) which was effective upon filing.  The Certificate of Amendment amended the terms of the Company’s 5.50% Series A Convertible Preferred Stock (the “Series A Preferred Stock”) to eliminate the right of the Holders of Series A Preferred Stock to vote with holders of the Company’s Common Stock, par value $.01 per share, on an as converted basis.  The Certificate of Amendment did not eliminate any separate class vote to which the Holders are entitled.  A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

3.1     Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, effective as of December 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Roger W. Byrd
Roger W. Byrd
General Counsel, Secretary and Senior Vice President

Date: December 29, 2020

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